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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) March 1, 2005


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                    Puradyn Filter Technologies Incorporated
             (Exact Name of Registrant as Specified in Its Charter)

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                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-29192                                            14-1708544
(Commission File Number)                       (IRS Employer Identification No.)

               2017 High Ridge Road, Boynton Beach, Florida 33426
              (Address of Principal Executive Offices) (Zip Code)


                                 (561) 547-9499
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

         On February 28, 2006, Puradyn Filter Technologies Inc. (the Company,) executed subscription agreements with five accredited investors of $910,000 for the purchase of 3,033,334 shares of common stock at $0.30 per share.

         The purchase price of $0.30, previously agreed upon and approved by the Board of Directors, is discounted as part of the June 2005 Equity Placement Offering, wherein these investors funded 50% of their total predetermined contribution at that time. The 2005 funds were contributed with the understanding that the 50% balance of investment would be offered at the same purchase price as the initial offering.

          Inasmuch each of the investors had a preexisting relationship with the issuer, are stockholders and/or are members of management, are accredited and sophisticated investors, the issuance of the securities was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PURADYN FILTER TECHNOLOGIES INCORPORATED



                                        By: /s/ RICHARD C. FORD
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                                            Richard C. Ford,
                                            Chief Executive Officer


DATED:  March 1, 2006














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